SCUDDER
                                                                     INVESTMENTS


Scudder Total Return Fund

Supplement to the currently effective prospectus

After December 31, 2004, Class S shares of the fund will no longer be available to new investors except under certain circumstances. Any Class S shareholder of the fund as of December 31, 2004 and their household members residing at the same address may continue to purchase Class S shares of the fund. Certain other investors, such as investors purchasing through retirement plans or broker-dealers and registered investment advisors ("RIAs") in connection with a comprehensive or "wrap" fee program or other fee based program, may also be eligible to purchase Class S shares of the fund after December 31, 2004. For a complete list of investors that may continue to purchase Class S shares after December 31, 2004, please refer to the fund's Statement of Additional Information.









               Please Retain This Supplement for Future Reference












December 30, 2004










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Scudder Total Return Fund

Supplement to the currently effective Statement of Additional Information

--------------------------------------------------------------------------------

The following information supplements the disclosure in the "Purchase and Redemption of Shares" section of the fund's Statement of Additional Information:

After December 31, 2004, Class S shares of the fund will no longer be available to new investors except under certain circumstances. Certain investors may purchase Class S shares, as described below.

Eligible Class S Investors.

A. The following investors may purchase Class S shares of Scudder Funds either
(i) directly from Scudder Distributors, Inc. ("SDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the Scudder Funds as of December 31, 2004. Investors may not otherwise purchase Class S shares through a broker-dealer, registered investment advisor or other financial services firm.

1. Existing shareholders of Class S shares of any Scudder Fund as of December 31, 2004, and household members residing at the same address.

2. Shareholders who own Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any Scudder Fund.

3. Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any Scudder Fund.

4. Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 31, 2004.

5. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

6. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or SDI and to the Portfolios of Scudder Pathway Series or other fund of funds managed by the Advisor or its affiliates.

B. The following additional investors may purchase Class S shares of Scudder Funds.

1. Broker-dealers and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

2. Any group retirement, employee stock, bonus, pension or profit-sharing plans.


SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.






December 30, 2004